Salona Global Medical Device Corporation Announces The Execution of a Non-Binding Agreement to
Acquire a Distribution Company Serving the Mid-West United States; Releases Updated Investor
Presentation

San Diego, California - January 24, 2022 - Salona Global Medical Device Corporation ("Salona Global" or the "Company") (TSXV:SGMD), an acquisition-oriented medical device company serving the global injury and surgery recovery (known as recovery science) market, announced today it has executed a non-binding agreement dated December 10, 2021 (the "Agreement") to acquire a medical device sales and marketing business ("Acquisition Target") serving the mid-west United States. Additionally, the Company published an updated investor presentation.

According to due diligence, the Target has unaudited annual revenues of approximately US$3.8M with 27% gross margins. Under the terms of the Agreement, Salona Global would issue 1,000,000 shares on closing, 125,000 shares per quarter for eight quarters, and issue two shares for each additional dollar of EBITDA the Target generates for each of the same eight quarters.

This potential acquisition would build upon the strategy to create a fully integrated global medical device company and, if completed, would continue to add to the sales and marketing capabilities of the Company providing the opportunity for further organic growth as Salona Global build's out its medical device product portfolio, either through acquisition or product development.

"With this acquisition we would add more sales and marketing capacity for our product portfolio," said Les Cross, Chairman of Salona Global. "Our goal for 2022 is simple: Acquire more sales distribution businesses and build out our product portfolio, both by acquisition and internal product development. As with other acquisitions, we would add not just revenue and cash flow, but a strong team of professionals and a well-established sales channel in the Midwest United States. I have worked with management of the target company for decades and am very confident, in the event of closing, there is real opportunity for more revenue growth as a result. Now that we have an outline on the basic terms of an acquisition, we expect to close this transaction quite soon.

The Agreement replaces a previous LOI announced on July 20, 2021 which is no longer effective.

The investor presentation can be found at www.salonaglobal.com/downloads

The Company is seeing and considering a wider variety of acquisition targets and product opportunities. Jane Kiernan has retired from the Board to devote more time to other pursuits. The Board appreciates the contribution she made.

For more information please contact:

Les Cross
Chairman of the Board and Interim Chief Executive Officer
Tel: 1 (800) 760-6826
Email: Info@Salonaglobal.com

Additional Information

There can be no assurance that any acquisition (including the acquisition with the Acquisition Target) will be completed or the timing of any acquisitions. Completion of any transaction will be subject to completion of due diligence, the negotiation and execution of definitive agreements, the satisfaction or waiver of closing conditions, and applicable director, shareholder and regulatory approvals.

Readers are cautioned that the financial information regarding the Acquisition Target disclosed herein is unaudited and derived as a result of the Company's due diligence, including a review of historical financial statements and other financial documents.

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this release.

Certain statements contained in this press release constitute "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws. These statements can be identified by the use of forward-looking terminology such as "expects" "believes", "estimates", "may", "would", "could", "should", "potential", "will", "seek", "intend", "plan", and "anticipate", and similar expressions as they relate to the Company, including: the Company closing the acquisition with the Acquisition Target and additional acquisitions; and the Company's expectations for the financial implications of the acquisition with the Acquisition Target. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including: acquisition targets achieving results at least as good as their historical performances; the financial information regarding targets being verified when included in the Company's consolidated financial statements prepared in accordance with GAAP; the Company receiving all necessary approvals for acquisitions; all conditions to closing an acquisition being satisfied or waived; and the Company successfully identifying, negotiating and completing additional acquisitions, including accretive acquisitions. Salona cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include but are not limited to the general business and economic conditions in the regions in which Salona operates; Salona not receiving the necessary approvals to close an acquisition; the ability of Salona to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; disruptions in or attacks (including cyber-attacks) on Salona's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which Salona is exposed; the failure of third parties to comply with their obligations to Salona or its affiliates; the impact of new and changes to, or application of, current laws and regulations; granting of permits and licenses in a highly regulated business; the overall difficult litigation environment, including in the United States; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by Salona; the occurrence of natural and unnatural catastrophic events and claims resulting from such events; and risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; as well as those risk factors discussed or referred to in Salona's disclosure documents filed with United States Securities and Exchange Commission and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com. Should any factor affect Salona in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, Salona does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in the investor call is made as of the date of the investor call and Salona undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.